Exhibit 10.2

AMENDMENT TO THE AMENDED AND RESTATED FREESCALE SEMICONDUCTOR HOLDINGS

2007 EMPLOYEE INCENTIVE PLAN

This Amendment to the Amended and Restated Freescale Semiconductor Holdings 2007 Employee Incentive Plan (the “Incentive Plan”) is made as of October 28, 2009 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Incentive Plan.

WHEREAS, Section 10 of the Incentive Plan provides in relevant part that the Board of Directors of Freescale Semiconductor Holdings I, Ltd. (the “Company”) may amend the Incentive Plan at any time;

WHEREAS, the Incentive Plan currently provides that a maximum of 4,949,711 shares of Common Stock may be delivered in satisfaction of Awards granted under the Incentive Plan shall be; and

WHEREAS, the Company wishes to amend the Incentive Plan to provide that up to 10,949,711 shares of Common Stock may be delivered in satisfaction of Awards granted under the Incentive Plan.

NOW THEREFORE, the Incentive Plan is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Incentive Plan is hereby amended in its entirety to read as follows:

A maximum of 10,949,711 shares of Common Stock of the Company may be delivered in satisfaction of Awards under the Plan.

2.	Except as provided herein, the Incentive Plan shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, an authorized signatory of the Company has executed this Amendment, to be effective as of the Effective Date.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

/s/ Michel Cadieux
By: Michel Cadieux
Title: Senior Vice President, Human Resources

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